EXHIBIT 10.4


                            PINELLAS CENTER LIMITED

                                     LEASE

This lease ("Lease") is made this 23rd day of November, 1999, by and between PINELLAS CENTER LIMITED, ("Landlord"), whose address is 15201 Roosevelt Boulevard, Suite 112, Clearwater, FL 33760, and BECAN DISTRIBUTORS, INC., ("Tenant"), whose address is 6950 Bryan Dairy Road, Largo, Florida 33777.

1. TERM. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the following property ("Premises"): Aproximately 6,500 square feet comprised of 3,550 square feet of air conditioned office space and 2,950 square feet of air conditioned warehouse space located at 12505 Starkey Road, Suite A, Largo, FL 33773 for a term ("Term") of three (3) years commencing on the 1st day of December, 1999 ("Commencement Date") and ending on the 30th day of November, 2002 ("Expiration Date").

2. RENT: Tenant agrees to pay Landlord without demand, deduction or offset, together with all sales and use taxes levied upon the use and occupancy of the Premises, at the address of Landlord hereinabove set forth or at such other place as Landlord may in writing designate, an initial annual rent ("Rent") of SEE ATTACHED ADDENDUM TO LEASE #1, plus applicable sales tax, payable in equal monthly installments of SEE ATTACHED ADDENDUM TO LEASE #1, plus applicable sales tax. Tenant shall pay the first monthly installment of Rent (and any pro-rated amounts) on the execution hereof. All Rent is payable in advance, on the first day of each month and without demand, deduction or offset. If any monthly payment of Rent is not received by Landlord within seven (7) days from the date it is due, a "late charge" of six percent (6%) of such payment shall be due Landlord as "Additional Rent" and to compensate Landlord administratively for its having to receive and handle monies untimely paid.

3. USE. Tenant shall use and occupy the Premises only for office and storage of pharmaceuticals incidental to the normal and customary conduct of its current business operation and for absolutely no other purpose. NO USE CONSIDERED HAZARDOUS BY LANDLORD'S INSURER SHALL BE PERMITTED.

4. DELAY. If Landlord is unable to deliver possession of the Premises on the anticipated date of the commencement of the term (see Paragraph 1), because the occupant refuses to give up possession, or for any other reason whatsoever, Landlord shall not be liable for failure to deliver possession on said date, but the Rent payable shall be abated until Landlord tenders possession to Tenant. The Expiration Date of the Lease shall not be extended as a result thereof.

5. SECURITY DEPOSIT. Tenant has delivered to Landlord the sum of $3,800.00 as a security deposit for the full and faithful performance by Tenant of the terms hereof, such security deposit to be returned, less any sums required to enforce the terms of this Lease, to Tenant after the Expiration Date and after Tenant has vacated the Premises and upon the full and timely performance by Tenant of the provisions of the Lease on its part to be performed. Tenant may not under any circumstances use the security deposit as Rent. Landlord shall have the right to apply any part of the security deposit to cure any non-performance by Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied, in order to restore the deposit to its original amount. The Real Estate Broker(s) involved in this Lease transaction shall not be in receipt of the security deposit and shall not be responsible for the care, deposit or return of same.

6. UTILITIES AND SERVICE AND TAXES. Landlord will only pay for normal water consumption, and sewer charges for washroom facilities. Tenant shall pay for all other utilities, including, but not limited to, all other water and sewer charges (as Additional Rent) and electricity. Landlord shall not be liable for damages to Tenant's business and/or inventory or for any other claim by or through Tenant resulting from an interruption in utility services. Landlord will pay all real property taxes and assessments.

7. ASSIGNMENT/SUBLEASE. Neither Tenant nor Tenant's legal representatives or successors in interest, by operation of law or otherwise, may or shall assign this Lease, or sublet or permit all or any part of the Premises to be used by others, without the prior written consent of Landlord in each instance. Landlord agrees that it will not unreasonably withhold or delay its consent to such a subletting or such an assignment. Despite any such assignment or subletting, Tenant shall continue to remain completely liable for the performance of all of the obligations of Tenant under this Lease. Landlord, at its option, may reasonably prescribe the substance and form of such assignment or sublease documents.

In the event of the transfer and assignment of Landlord of its interest in this Lease and/or sale of the building containing the Premises, either of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.

8. DEFAULT. Tenant will become in default of the Lease: (a) if Rent or Additional Rent (which term as used heretofore and hereinafter shall mean all monies not designated as "Rent" in the Lease but which are nevertheless payable by Tenant to Landlord under the terms and provisions of the Lease) is not paid within three (3) days after written notice from Landlord; or (b) if Tenant shall have failed to cure a default in the performance of any obligation of Tenant under the Lease (except the payment of Rent and Additional Rent) within ten (10) days after written notice thereof from Landlord; or (c) if a petition in bankruptcy shall be filed by Tenant or if Tenant shall make a general assignment for the benefit for creditors; or (d) if a petition in bankruptcy shall be filed against Tenant and such proceeding is not vacated within thirty (30) days; or
(e) if the Premises become and remain vacant

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for a continuous period of ten (10) days during the Term of the Lease; or (f) if the Premises are used for some purpose other than the authorized use; or (g) if the Lease is in any way mortgaged or encumbered; or (h) if the Premises or any portion thereof is assigned or sublet without the prior written consent of Landlord.

In the event of one or more of the foregoing happenings, Landlord may exercise any one or more of the remedies or rights available to it under law or in equity, to include the right to accelerate and declare the entire remaining unpaid Rent and Additional Rent for the balance of the Lease term to be immediately due and payable forthwith.

No re-entry or retaking possession of the Premises by Landlord shall be construed as an election on its part to terminate the Lease, unless a written notice of such election is given to Tenant, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent, Additional Rent or other monies due to Landlord hereunder or any damages accruing to Landlord by reason of the violations of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of that or any other violation or default. Legal actions to recover for loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession or reletting and any repairs or remodeling undertaken by Landlord following repossession.

The parties hereto shall, and they hereby do, waive trial by jury in action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of, or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage.

9. CURE BY LANDLORD. If Tenant shall default in performing any obligation or condition of this Lease, other than the payment of rent, Landlord may perform the same for the account of the Tenant, and Tenant shall reimburse Landlord for any expense incurred therefor. Landlord shall provide Tenant with notice (as prescribed herein) of any such obligation or condition and allow Tenant fifteen
(15) days to satisfy the obligation or condition.

10. REPAIRS, ALTERATIONS AND ADDITIONS. Except as otherwise conditioned herein and in ADDENDUM to Lease of even date herewith (if any), Tenant accepts the Premises in "as is" condition and Tenant shall take good care of and maintain in a good condition the Premises and the fixtures, equipment and furnishings therein, and at Tenant's sole cost shall make all repairs necessary to keep them in good working order and condition. It is Tenant's sole responsibility to maintain, repair and replace, whether interior or exterior, all glass and doors in or on the Premises. The heating and air conditioning system shall be under the control of Tenant and Tenant agrees that all operation, upkeep and repairs will be at Tenant's expense, except where the repairs or replacements are covered under a warranty running in favor of Landlord, or are due to fire or other casualty covered by Landlord's insurance in which latter event, said repairs or replacements shall be done at its expense. During the term of this Lease and any extension thereof, Tenant shall enter into and maintain a service agreement with a licensed air conditioning contractor, providing routine maintenance to the air conditioning equipment. A copy of this maintenance agreement shall be provided to Landlord within thirty (30) days after the commencement of the term of this Lease. Landlord shall make, but Tenant shall reimburse Landlord therefor, repairs necessitated by the fault or negligence of Tenant, or that of Tenant's agents, employees, contractors, consultants or invitees. Tenant shall not make any alterations, additions, or improvements to the Premises without the prior written consent of the Landlord. LANDLORD WARRANTS THE HEATING AND AIR CONDITIONING SYSTEM IS IN GOOD WORKING ORDER AT THE TIME OF OCCUPANCY. TENANTS ANNUAL LIABILITY FOR HVAC SYSTEM SHALL NOT EXCEED THE COST OF A TWELVE (12) MONTH MAINTENANCE CONTRACT AS PER THE CRITERIA LISTED IN EXHIBIT "B".

11. MECHANIC LIENS. Tenant agrees that Tenant will pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Premises of a character which could, but for the prohibitions hereinafter contained, result in liens on Landlord's interest therein, and Tenant will keep the Premises" free and clear of all mechanic's liens and other liens on account of work done for Tenant or persons claiming under Tenant. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs or expenses, including attorney's fees and costs of discovery and suit, on account of claims of liens of laborers or materialmen or others for work performed for, or materials or supplies furnished to, Tenant or persons claiming under Tenant

THE INTEREST OF THE Landlord SHALL NOT, UNDER ANY CIRCUMSTANCES, BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY THE Tenant.

A notice concerning this provision of this Lease has been executed by Landlord and has been recorded with the Clerk of the Court of Pinellas County. This Notice reads as follows:

                        NOTICE REGARDING MECHANIC LIENS

Notice is hereby given of certain Lease provisions contained in the Lease between PINELLAS CENTER LIMITED, as Landlord, and the Tenant of the Premises on property hereinafter described. This notice is given pursuant to 713.10, Florida Statutes, (1989). PINELLAS CENTER LIMITED, as Landlord, hereby gives notice as follows:

1. The name of the Landlord is PINELLAS CENTER LIMITED.

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2. The legal description of the parcel of land to which this notice applies is described in Exhibit "A" attached hereto and by this reference made a part hereof.

3. MECHANIC'S LIEN. Tenant agrees that Tenant will pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Premises of a character which could, but for the prohibitions hereinafter contained result in liens on Landlord's interest therein, and Tenant will keep the Premises free and clear of all mechanic's liens and other liens on account of work done for Tenant or persons claiming under Tenant. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs or expenses, including attorney's fees and costs of discovery and suit, on account of claims of liens of laborers or materialmen or others for work performed for, or materials or supplies furnished to, Tenant or persons claiming under tenant.

THE INTEREST OF THE Landlord SHALL NOT, UNDER ANY CIRCUMSTANCES, BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY THE TENANT.

4. All Leases entered into for space in the Premises on the parcel of land described in Exhibit "A" attached hereto contain the language identified in Paragraph 3 above.

                                       LANDLORD:

                                       PINELLAS CENTER LIMITED



                                       Leslie A. Rubin, General Partner Of Rubin
                                       Associates Limited General Partner of
                                       Pinellas Center Limited


STATE OF FLORIDA
COUNTY OF PINELLAS:

     The foregoing instrument was acknowledged before me by ____________________ this ___________________ day of __________________.19___.


                                       _______________________________
                                       Notary Public
                                       My Commission Expires:

Tenant agrees that the Public Notice contained above which has been recorded in the public records of the county where the leased Premises are located, may be effectively discharged, released and removed from said public records by Landlord alone executing and recording in the public records a notice that the leased Premises are discharged and released from the terms of this paragraph, as well as all other provisions of this Lease.

12. SIGNS AND ADVERTISING AND PERMITS. Any signs will be at Tenant's sole expense and will precisely conform to specifications and locations prescribed and approved by Landlord according to the Sign Standard Agreement attached hereto. No other signs or advertising shall be placed on the Premises or in windows by Tenant. All required licenses and permits pertaining to Tenant's use and occupancy of the Premises shall be obtained at Tenant's sole expense.

13. HAZARDOUS MATERIALS. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage, use or disposal of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage, use or disposal of such substances or materials, nor allow to be brought into the Premises or on to its grounds any such materials or substances except to use in the ordinary course of Tenant's business, and the only after both written notice is given to Landlord of the identity of such substances or materials and such use is registered with, as may be required by, the appropriate governmental agencies. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended 42 U.S.C.
Section 6901 et seq., any applicable state or local laws and regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. Landlord shall have the right to periodically, or upon expiration or earlier termination of this Lease, to undertake an environmental audit of the Premises to determine Tenant's compliance with this Paragraph. Tenant shall promptly comply with all requirements of such audit and sure all matters raised therein at Tenant's sole cost. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease for all damages associated with the existence, storage, use, release or disposal of hazardous materials in the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The covenants within shall survive the expiration or earlier termination of the Lease Term

14. NOTIFICATION. As required by F.S. 404.056(8), Landlord notified Tenant as follows: "RADON GAS -Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in

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sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit."

15. REQUIREMENTS OF LAW. Tenant at its expense shall observe and comply with all present and future (a) laws, rules, codes, orders, regulations, etc., of any governmental authority having jurisdiction with respect to the Premises or the use or occupancy thereof; (b) requirements of the Board of Fire Underwriters, or any other similar body affecting the Premises; and (c) Rules and Regulations promulgated from time to time by Landlord. Tenant shall not use the Premises in a manner which will increase the rate of fire insurance of Landlord over that in effect prior to the Lease.

16. SUBORDINATION. This Lease is subject and subordinate in all respects to all matters of record and all mortgages, any of which may now or hereafter be placed on or affect such Leases and/or real property of which the Premises are a part, or any part of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefore. This paragraph shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any estoppel agreement or certificate that Landlord and/or any mortgagee and/or their respective successors in interest may request.

17. DAMAGE AND DESTRUCTION. If the Premises are damaged or destroyed so that the premises are rendered wholly untenantable, the Rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Premises have been repaired or restored by Landlord. If the Premises shall be partially damaged or partially destroyed, the damages shall be repaired by and at the expense of the Landlord and the Rent, until such repairs are made, shall be apportioned according to the pan of the Premises which are useable by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant resulting from such destruction or damage or the repair thereof, and shall not be liable for any delay in restoring the Premises. If, anything to the contrary above in this paragraph notwithstanding, the Premises are damaged or destroyed as a result of the wrongful or negligent act of Tenant or any person on the Premises with Tenant's consent, there shall be no apportionnment or abatement of Rent.

18. CONDEMNATION. If the whole or any substantial (more than 25%) pan of the Premises shall be condemned by eminent domain for any public or quasi-public purpose, this Lease shall terminate on the date of the vestng of title, and Tenant shall have no claim against Landlord for the value of any unexpired portion of the Term of the Lease, nor shall Tenant be entitled to any part of the condemnation award. Tenant specifically reserves the right to recover from the condemning authority any and all damages relating to any and all impact on Tenant's business resulting from the condemnation, and any and all other damages allowed under Chapters 73 and 74, Florida Statues. If less than a substantial part of the Premises is condemned, this Lease shall not terminate, but Rent shall abate in proportion to the portion of the Premises condemned.

19. RIGHT OF ENTRY. Landlord or its agents or contractors may enter the Premises at any reasonable time for the purpose of inspection or making such repairs as Landlord deems necessary or desirable. Landlord may show the Premises to prospective purchasers or mortgagees and, during the six (6) months prior to expiration of the Lease, to prospective tenants.

20. INDEMNITY. Tenant shall indemnify, defend and save Landlord harmless from and against any liability or expense arising from the use of occupation of the Premises by Tenant, or anyone on or about the Premises with Tenant's permission. Tenant shall provide on or before the Commencement Date and keep in force during the Term (and any extensions or renewals thereof) a comprehensive liability policy of insurance insuring Tenant and Landlord against any liability whatsoever occasioned by accident on or about the Premises. Such policy shall be written by an insurance company authorized to do business in Florida and having a BEST'S rating of "A" in the amount of One Million Dollars combined single limit bodily injury and property damage. Evidence of such insurance shall be delivered to Landlord by Tenant no later than thirty (30) days following the Commencement Date of this Lease.

21. END OF TERM. At the end of the Term, Tenant shall vacate and surrender the Premises to Landlord, broom clean, and in as good condition as they were upon the Commencement Date, ordinary wear and tear excepted, and Tenant shall remove all of the Tenant's moveable property therefrom. All property, furniture, fixtures, equipment, installations and additions which remain in or on the Premises after Tenant has vacated shall be considered abandoned by Tenant and, at the option of Landlord, may either be retained as Landlord's property or may be removed by Landlord at Tenant's expense. All alterations, additions, improvements and fixtures, anything in this particular paragraph to the contrary notwithstanding, which have been or will be installed by either party in or upon the Premises during the Term of the Lease, and which, in any manner are attached to the floors, walls or ceilings, shall be and become the property of Landlord and upon the Expiration Date or any earlier termination of this Lease shall be surrendered with the Premises as a part thereof. Alternatively, Landlord may elect to have Tenant return the Premises to their original condition prior to any buildout thereof by either party.

22. HOLDING OVER. Any holding over after the Expiration Date of the Term or any extended term shall be construed to be a tenancy from month to month at a monthly Rent equal to twice the amount of Rent applicable to the final month of the Term of this Lease (or any previous renewal or extension of same) (pro rated on a monthly basis) and shall otherwise be on the terms herein specified so far as applicable.

23. NOTICES. Any notice by either party to the other shall be in writing and mailed by registered or certified mail, return receipt requested, to the address set forth, or to such other address as either party may hereafter designate in writing. Each notice shall be deemed given on the next business day following the date of

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mailing. Any notice by Landlord to Tenant shall be deemed given if personally delivered to Tenant at the Premises.

24. RISK OF LOSS. All personal property placed or moved in the Premises shall be at the sole risk of Tenant or the owner thereof.

25. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable, or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to acts of God or any other causes of any kind whatsoever which are beyond the control of Landlord.

26. VENUE. The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in the county or municipality in which the Premises are located.

27. CORPORATE TENANCY. If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant.

28. NO ORAL AGREEMENTS; SUCCESSOR INTERESTS. The agreements contained in the Lease set forth the entire understanding and contract of the parties, shall be binding upon and shall inure to the benefit of the respective heirs, successors, assigns and legal representatives of the parties hereto and shall and may not be changed or terminated orally.

IN WITNESS WHEREOF, the parties have executed the Lease as of the day and year first above written.

W1INESSES FOR LANDLORD:


/s/ DONNA LANCE
--------------------------           LANDLORD:  PINELLAS CENTER LIMITED
                                                A FLORIDA LIMITED PARTNERSHIP
/s/ DIANA CARMEL
--------------------------           BY: /s/ LESLIE A. RUBIN
                                        -------------------------------------
                                        Leslie A. Rubin, President of Rubin
                                        Development Corporation, General Partner
                                        of Rubin Associates Limited, General
                                        Partner of Pinellas Center Limited

WITNESSES FOR TENANT:

/s/ [ILLEGIBLE]                      TENANT: BECAN DISTRIBUTORS, lNC.
--------------------------

/s/ DONNA LANCE                      BY: /s/ WILLIAM LAGAMBA
--------------------------              ----------------------------------------

                                     ITS: President/CEO
                                         ---------------------------------------

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                             UNCONDITIONAL GUARANTY

In consideration of the letting of the Premises described in this Lease to the Tenant and in further consideration of the sum of One Dollar (S1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, if default shall at any time be made by Tenant in the payment of the Rent and Additional Rent, or in the Tenant's performance of the covenants or obligations contained within the Lease on Tenant's part to be paid or performed, the undersigned corporation, and not the individual signatories, nor any principal, officer, director, shareholder, employee, agent, attorney and/or representative of the undersigned-corporation will pay to the Landlord, the said Rent, Additional Rent and any damages that may arise in consequence of the default or nonperformance by Tenant, including attorneys' fees. No notice of any such default or non-performance is required of Landlord, and the liability of the undersigned corporation shall continue notwithstanding any prior forbearance or waiver, any amendment of the Lease, or the insolvency or bankruptcy of Tenant. The undersigned corporation, hereby expressly agrees that the Landlord, its successors or assigns, may make such changes, as may be agreed upon between Landlord, its successors or assigns and Tenant, with respect to any of the terms, covenants, conditions, agreements, or provisions of the Lease without notice to or consent from the undersigned as guarantor(s).

The undersigned corporation hereby further covenants and agrees with Landlord, its successors, and assigns, that the undersigned corporation and not the individual signatories, nor any principal, officer, director, shareholder, employee, agent, attorney and/or representative of the undersigned corporation may be joined in any action against Tenant in connection with said Lease, and that recovery may be had against the undersigned corporation in such action or any independent action against the undersigned corporation without Landlord having first exhausted any remedy or claim against Tenant, its successors or assigns.

It is understood that other agreements similar to this agreement may be executed by other persons with respect to the Lease. This agreement shall be cumulative of any such agreements and the liabilities and obligations of the undersigned corporation hereunder shall in no event be affected or diminished by reason of such other agreement.

This agreement shall be binding upon the undersigned corporation only and not the individual signatories, nor any principal, officer, director, shareholder, employee, agent, attorney and/or representative of the undersigned corporation and shall inure to the benefit of Landlord and its successors and assigns.

In any action or proceeding to enforce this guaranty, the prevailing party shall recover from the other party, its costs and attorney's fees, including through all bankruptcy and appellate proceedings.

Signed, sealed and delivered                GUARANTOR(S)
in the presence of:

/s/ [ILLEGIBLE]                             /s/ WILLIAM LAGAMBA
----------------------------                ------------------------------
                                            AS PRESIDENT OF BECAN DISTRIBUTORS,
                                            INC. ONLY, AND NOT AS THE INDIVIDUAL

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                            SIGN STANDARD AGREEMENT

                            PINELLAS CENTER LIMITED

1. A lighted over suite sign 8' wide x 2' high x 5" deep. The electric can/shall be dark bronze and contain a back light with fluorescent lighting. The lettering shall be black with a white background. The sign shall be installed by the sign company and be hooked up to the existing electrical wiring, or

2. A wooden sign maximum of 70" long x 18" high x 1 5/8" thick, with rounded corners, stained a dark walnut. Lettering shall be routed and may be painted a color of Tenant's choice. Designed graphics are allowed with prior approval of the Landlord. The sign shall be installed by the sign company.

A mail box label with the Tenant's suite number and company name will be provided and installed by the Landlord, at Landlord's expense.

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                                 EXHIBIT "A''

                             PINELLAS CENTER LIMITED

The North 100 feet of Lot 8, all of Lots 9, 18, 19 and 20 and the South 130 feet of Lot 21, PINELLAS CENTER, according to the map or plat thereof as recorded in Plat Book 78, page 71 and 72, of the public records of Pinellas County, Florida.

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                               ADDENDUM TO LEASE

                                       #1

Attached to and forming a part of the Lease Agreement between PINELLAS, CENTER LIMITED, Landlord and BECAN DISTRIBUTORS, INC., Tenant, dated the 23rd day of November, 1999 (the "Lease").

Landlord and Tenant hereby agree to the following:

1.     The Lease relates to the following leasehold premises:

         Approximately 6,500 square feet comprised of 3,550 square feet of air conditioned office space and 2,950 square feet of air conditioned warehouse space located at 12505 Starkey Road, Suite A, Largo, FL 33773

2. Landlord and Tenant hereby agree that the following amendment will be made to said Lease, namely:

       A. The monthly rent shall be in accordance with the following Schedule (the "Monthly Rent Schedule"):

            December 11 1999 thru November 30, 2000 $3,791.66 per month December 1, 2000 thru November 30, 2001 $3,791.66 per month December 1, 2001 thru November 30, 2002 $3,943.33 per month

       All rates quoted are subject to applicable sales and use taxes.

       B.   Landlord shall be responsible for the following improvements

            1. Add interior partitions to separate existing offices as per attached drawing (see attached Exhibit "C").]
            2.    Enclose window and door in SW office (see #1, Exhibit "C").
            3.    Remove storage area (see #2, Exhibit "C").
            4.    Remove wall covering and paint front office area.
            5.    Patch and paint walls, not wallpapered, as needed.
            6. Shampoo all carpeting, if stains are not removed, Landlord will evaluate and replace on a room by room basis.
            7.    Repair vinyl floor in breakroom.
            8. Inspect and repair as necessary all plumbing, electrical and mechanical equipment, and overhead doors, to ensure in good working condition.
            9.    General cleaning throughout the Premises.

         C.  OPTION TO RENEW:

            Provided Tenant is not in default of terms and conditions of this Lease and any subsequent Addendum(s), Tenant shall have the right, but not the obligation, upon giving one-hundred and eighty (180) days prior written notice to Landlord to extend this Lease for a period of one (1) three (3) year term at four percent (4%) escalations per year.

3.     The effective date of this Addendum is the 23rd day of November, 1999.

4. Landlord and Tenant ratify and affirm all other provisions of the Lease dated the 23rd day of November, 1999.

IN WITNESS WHEREOF, the Landlord and Tenant executed the foregoing Addendum to Lease #1 on the 23rd day of November, 1999 first written above.


In the presence of:
                                      LANDLORD:  PINELLAS CENTER LIMITED
/s/ DONNA LANCE
-----------------------

/s/ DIANA CARMEL                      BY: /s/ LESLIE A. RUBIN
-----------------------                  ---------------------------------------
As to Landlord                           Leslie A. Rubin, President of Rubin
                                         Associates Limited, General Partner of
                                         Pinellas Center Limited



/s/ [ILLEGIBLE]
-----------------------               TENANT: BECAN DISTRIBUTORS, INC.

/s/ DONNA LANCE                       BY: WILLIAM LAGAMBA
-----------------------                  ---------------------------------------
As to Tenant
                                      ITS: President/CEO
                                          --------------------------------------

                                  EXHIBIT "B"

                 AIR CONDITIONING MAINTENANCE PROPOSAL CRITERIA

As per your lease agreement, a service maintenance contract for the air conditioning equipment located at your premises is required. For your convenience, listed below is the minimum maintenance required by the Rubin Center - Pinellas Center. This service is to be completed at least six (6) times per year.

Inspections will include the following: (6 per Year)

1.      Clean or replace all filters

2.      Clean all drain pans and drain lines

3.      Install time releasing Flow Plus Drain Tablets

4.      Inspect and clean coils (Evaporator & Condenser)

5.      Inspect and replace belts as needed

6.      Oil all motors and tighten motor mounts and brackets

7.      Tighten all electrical connections and check voltage

8.      Check refrigeration pressures

9.      Inspect all duct work and make minor repairs and adjustments

                                  EXHIBIT "C"





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